EXHIBIT 1

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D to which this Agreement is an exhibit (and any further amendment filed by them) with respect to the shares of Common Stock, $.01 par value, of Fun City Popcorn, Inc.

      This agreement may be executed simultaneously in any number of counterparts, all of which together shall constitute one and the same instrument.

Dated: January 7, 2005
                                                  /s/ Judson A. Cooper
                                                  ------------------------------
                                                  Judson A. Cooper

                                                  /s/ Joshua D. Schein
                                                  ------------------------------
                                                  Joshua D. Schein, Ph.D.

                                                  Prism Ventures LLC

                                                  By: /s/ Joshua D. Schein
                                                     ---------------------------
                                                     Joshua D. Schein
                                                     Member

                                                  Newton Technology Partners LLC

                                                  By: Prism Ventures LLC
                                                      Member

                                                  By: /s/ Joshua D. Schein
                                                     ---------------------
                                                     Joshua D. Schein
                                                     Member

                                                  Windsor Ventures LLC

                                                  By: Prism Ventures LLC
                                                      Member

                                                  By: /s/ Joshua D. Schein
                                                     ---------------------
                                                     Joshua D. Schein
                                                     Member

                                                  Sapphire Ventures LLC

                                                  By: Prism Ventures LLC
                                                      Member

                                                  By: /s/ Joshua D. Schein
                                                     ---------------------
                                                     Joshua D. Schein
                                                     Member

                                                  Tudor Technology Ventures LLC

                                                  By: Prism Ventures LLC
                                                      Member

                                                  By: /s/ Joshua D. Schein
                                                     ---------------------
                                                     Joshua D. Schein
                                                     Member

                                                  Entry Point Capital LLC

                                                  By: Prism Ventures LLC
                                                      Member

                                                  By:/s/ Joshua D. Schein
                                                     ---------------------
                                                     Joshua D. Schein
                                                     Member